Exhibit 10.2

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, dated as of December 20, 2018 (this “Amendment”), is entered into by and among the following parties:
(a)SPRINT SPECTRUM L.P., as initial Servicer (the “Servicer”);

(b)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “SPEs” (the “SPEs”);

(c)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “Originators” (the “Originators”);

(d)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “CONDUIT PURCHASERS” (the “Conduit Purchasers”);

(e)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “COMMITTED PURCHASERS” (the “Committed Purchasers”);

(f)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “PURCHASER AGENTS” (the “Purchaser Agents”); and

(g)MIZUHO BANK, LTD., as Administrative Agent (in such capacity, the “Administrative Agent”), Lead Arranger, Structuring Agent and Collateral Agent (in such capacity, the “Collateral Agent”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Sale and Contribution Agreement (as defined below).
RECITALS
WHEREAS, the parties hereto entered into that certain Third Amended and Restated Receivables Sale and Contribution Agreement, dated as of June 29, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale and Contribution Agreement”);
WHEREAS, concurrently herewith, the SPEs, the Servicer, the various purchasers and purchaser agents, Mizuho Bank, Ltd. as collateral agent, administrative agent and lead arranger, MUFG Bank, Ltd., f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arranger, and SMBC Nikko Securities America, Inc., as joint lead arranger, are entering into that certain First Amendment to Third Amended and Restated Receivables Purchase Agreement (the “First Amendment to the RPA”);

WHEREAS, the parties to the Receivables Sale and Contribution Agreement desire to amend the Receivables Sale and Contribution Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1. Amendments to the Receivables Sale and Contribution Agreement.

(a)    Effective as of the Exclusion Effective Date (as defined in the First Amendment to the RPA), Section 1.1 of the Receivables Sale and Contribution Agreement is hereby amended by replacing the definition of “Excluded Receivable” set forth therein with the following:
““Excluded Receivable” means (a) any SCC Receivable, Lease Receivable or MTM Lease Receivable that is (i) more than 90 days past due or (ii) is at risk of imminent write-off as determined by the Servicer in accordance with the Credit and Collection Policy as of the Closing Date, or (b) any Receivable, the Obligor of which is domiciled or organized in the Commonwealth of Puerto Rico or the Virgin Islands of the United States.”
2. Representations and Warranties. Each Sprint Party and each Originator party hereto hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Receivables Sale and Contribution Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Sale and Contribution Agreement as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Receivables Sale and Contribution Agreement as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)No Termination Events. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination, Unmatured Event of Termination, Collection Control Event or Non-Reinvestment Event exists or shall exist.

3. Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Sale and Contribution Agreement are and shall remain in full force and effect and the Receivables Sale and Contribution Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Sale and Contribution Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Sale and Contribution Agreement shall be deemed to be references to the Receivables Sale and Contribution Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Sale and Contribution Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Sale and Contribution Agreement other than as set forth herein.

4. Effectiveness. This Amendment shall become effective as of the date hereof upon:

(a)receipt by the Collateral Agent and the Administrative Agent of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b)the effectiveness of the First Amendment to the RPA in accordance with its terms.

5. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

6. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Sale and Contribution Agreement, as applicable.

7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Sale and Contribution Agreement or any provision hereof or thereof.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and permitted assigns.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

SPRINT SPECTRUM L.P., as Servicer

By:     /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

SPRINT SPECTRUM L.P.
SPRINTCOM, INC., each as Originator

By:     /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

SFE 1, LLC
SFE 2, LLC, each as an SPE

By:     /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

MIZUHO BANK, LTD.,
as Administrative Agent

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title:     Managing Director

MIZUHO BANK, LTD.,
as Collateral Agent

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name:    Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Purchaser Agent for the Victory Purchaser Group

By: /s/ Christopher Pohl
Name:    Christopher Pohl
Title: Managing Director

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Committed Purchaser for the Victory Purchaser Group

By: /s/ Christopher Pohl
Name:    Christopher Pohl
Title: Managing Director

MIZUHO BANK, LTD.,
as a Purchaser Agent for Mizuho Bank, Ltd., as Committed Purchaser

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title: Managing Director

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Purchaser

By: MAF Receivables Corp., Its Member

By: /s/ Irina Khaimova
Name:    Irina Khaimova
Title: Vice President

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Purchaser Agent for the Manhattan Purchaser Group

By: /s/ Yukimi Konno
Name:    Yukimi Konno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Purchaser for the Manhattan Purchaser Group

By: /s/ Satoshi Takahara
Name:    Satoshi Takahara
Title: Executive Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By: /s/ Jill A. Russo
Name:    Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Purchaser Agent for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:    Crédit Agricole Corporate and Investment Bank, as attorney-in-fact

By: /s/ [Authorized Signer]
Name:
Title: [Authorized Signer]

By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Purchaser Agent for the Atlantic Asset Purchaser Group

By: /s/ [Authorized Signer]
Name:
Title: [Authorized Signer]

By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser for the Atlantic Asset Purchaser Group

By: /s/ [Authorized Signer]
Name:
Title: [Authorized Signer]

By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,
as a Purchaser Agent for Sumitomo Mitsui Trust Bank, Limited, as Committed Purchaser

By: /s/ Katsu Sakai
Name:    Katsu Sakai
Title: Senior Director

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,
as a Committed Purchaser

By: /s/ Tommy Constantinou
Name:    Tommy Constantinou
Title: Vice President

THE TORONTO-DOMINION BANK, as a Purchaser Agent for The Toronto-Dominion Bank, as Committed Purchaser

By: /s/ Bradley Purkis
Name:    Bradley Purkis
Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Committed Purchaser

By: /s/ Bradley Purkis
Name:    Bradley Purkis
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Purchaser Agent for JPMorgan Chase Bank, N.A., a Committed Purchaser

By: /s/ Alexander Louis-Jeune
Name:    Alexander Louis-Jeune
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Purchaser

By: /s/ Alexander Louis-Jeune
Name:    Alexander Louis-Jeune
Title: Executive Director

ACKNOWLEDGED AND AGREED TO
as of the date first above written:

SPRINT CORPORATION

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer